Exhibit 10.1

CYCLACEL PHARMACEUTICALS, INC.

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

January 14, 2021

Mr. Spiro Rombotis

c/o Cyclacel Pharmaceuticals, Inc.

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

Dear Mr. Rombotis:

Reference is made to the agreement between us (the “Agreement”) made as of January 1, 2019. This will confirm our agreement to extend the Agreement through the period ended June 30, 2021, effective as of January 1, 2021. Please confirm your agreement to the foregoing by signing below in the space provided.

Sincerely,

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	EVP, Finance & COO

ACKNOWLEDGED AND AGREED:

/s/ Spiro Rombotis
Spiro Rombotis